                                                                   Exhibit 99.9

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                     PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen  Partners,  L.P. for the quarter  ended  September 30, 2002, I, P.
Chrisman Iribe,  President of JMC Selkirk,  Inc., as Managing General Partner of
Selkirk Cogen Partners,  L.P., hereby certify pursuant to 18 U.S.C.ss.  1350, as adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002, to the best of my knowledge and belief, that:

          (1)  such  Quarterly  Report  on  Form  10-Q  for  the  quarter  ended
               September  30,  2002  fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          (2)  the information  contained in such Quarterly  Report on Form 10-Q for the quarter ended September 30, 2002 fairly presents, in all material  respects,  the  financial  condition and results of operations of Selkirk Cogen Partners, L.P.

November 14, 2002                            /s/ P. CHRISMAN IRIBE
                                             --------------------------
                                             P. Chrisman Iribe
                                             President
                                             JMC Selkirk, Inc.